Exhibit 10.2

SUPPLEMENT NO. 2 TO AMENDED AND RESTATED SERIES 2002-A SUPPLEMENT

This SUPPLEMENT NO. 2 TO AMENDED AND RESTATED SERIES 2002-A SUPPLEMENT, dated as of March 16, 2010 (this “Amendment”) is made between CONN FUNDING II, L.P. (the “Issuer”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as Trustee (the “Trustee”).  Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002 (as amended from time to time, the “Base Indenture”), between the Issuer and the Trustee or, if not defined therein, in the that certain Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007 (as amended from time to time, the “Series Supplement”), between the Issuer and the Trustee.

Background

A.   The parties hereto have entered into the Base Indenture and the Series Supplement to finance the purchase of Receivables by the Issuer from Conn Appliances, Inc.

B.   The parties hereto wish to amend the Series Supplement.

C.   The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

Agreement

   1.   Amendments of the Series Supplement.

      (a)   Section 6.2(b) of the Series Supplement is hereby amended and restated in its entirety to read as follows:

          (b)       [Reserved.]

      (b)   Section 9(s) of the Series Supplement is hereby amended and restated in its entirety to read as follows:

          (s)       (i) failure on the part of the Seller, the Servicer or the Issuer, as applicable, to duly observe or perform in any respect any covenant or agreement set forth in Sections 7.10, 7.11 or 7.12 of the Note Purchase Agreement, respectively, (ii) failure on the part of the Issuer to fully comply with any notice of a Voluntary Decrease or Reduction (under and as defined in the Note Purchase Agreement) or (iii) any Person shall be appointed or replaced as an Independent Manager of the Issuer’s general partner without the prior written consent of the Administrator and the Funding Agent;

   2.   Binding Effect; Ratification. (a)  This Amendment shall become effective, as of the date first set forth above, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) the Administrator shall have received a fully executed copy of the Sixth Amendment to the Second Amended and Restated Note Purchase Agreement, dated as of the date hereof, among the Issuer and the other parties thereto (the “6th NPA Amendment”), and thereafter shall be binding on the parties hereto and their respective successors and assigns and all fees owed to the Funding Agents, the Conduit Purchasers and the Committed Purchasers shall have been paid in full.

      (b)   On and after the execution and delivery hereof, this Amendment shall be a part of the Series Supplement and each reference in the Series Supplement to “this Series Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Series Supplement shall mean and be a reference to such Series Supplement as amended hereby.

      (c)   Except as expressly amended hereby, the Series Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

   3.   Representations and Warranties.  The  Issuer represents and warrants that, after giving effect to this Amendment and the 6th NPA Amendment:

      (a)   no event or circumstance that, after the giving of notice or lapse of time or both, would give rise to an Event of Default, Pay Out Event or Servicer Default or any Event of Default, Pay Out Event or Servicer Default has occurred, and

      (b)   its representations and warranties set forth in the Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

   4.             Miscellaneous. (a)  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.  EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

      (b)   Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

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      (c)   This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, not in its individual capacity, but
solely as Trustee

By:	/s/ Julie Tanner Fischer
Name: Julie Tanner Fischer
Title: Vice President

CONN FUNDING II, L.P., as Issuer

By: Conn Funding II GP, L.L.C., its general partner

By:	/s/ David R. Atnip
Name: David R. Atnip
Title: Treasurer

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CONSENTED AND AGREED TO BY:

THREE PILLARS FUNDING LLC, as a Conduit
Purchaser

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

SUNTRUST ROBINSON HUMPHREY, INC.,
as Administrator

By:	/s/ Joseph R. Franke
Name: Joseph R. Franke
Title: Director

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JPMORGAN CHASE BANK, N.A., as Funding
Agent and as Committed Purchaser

By:	/s/ Scott Cornelis
Name Scott Cornelis
Title Vice President

PARK AVENUE RECEIVABLES COMPANY
LLC, as a Conduit Purchaser

By: JPMorgan Chase Bank, N.A.,
its attorney-in-fact

By:	/s/ Scott Cornelis
Name Scott Cornelis
Title Vice President

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